UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2022

INSULET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33462	04-3523891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park, Acton, MA	01720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 600-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 1.01	Entry into a Material Definitive Agreement.

On June 15, 2022 (the “Closing Date”), Insulet Corporation (the “Company”) entered into the Incremental Amendment to Credit Agreement (the “Amendment”) among the Company, the lenders and other parties thereto and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Agent”), swingline lender, and letter of credit issuer, amending that certain Credit Agreement, dated as of May 4, 2021 (the “Credit Agreement”), by and among the Company, the lenders and other parties thereto and the Agent.

The Amendment amended the Credit Agreement to, among other things, increase the revolving credit commitments thereunder by $10 million. After giving effect to such increase, on the Closing Date, the aggregate amount of revolving credit commitments under the Credit Agreement is $70 million, which commitments were undrawn as of such date. The increased revolving credit commitments have the same terms as the revolving credit commitments outstanding under the Credit Agreement prior to the effectiveness of the Amendment (the “Existing Revolving Commitments”) (other than in respect of certain upfront fees). A description of certain material terms of the Existing Revolving Commitments is included within Item 1.01 of the Company’s Current Report on Form 8-K dated May 4, 2021, which description is incorporated herein by reference.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

No.	Exhibit

10.1	Incremental Amendment to Credit Agreement, dated June 15, 2022, among Insulet Corporation, Insulet MA Securities Corporation, Morgan Stanley Senior Funding, Inc., as administrative agent, swingline lender, and letter of credit issuer, and the other lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

Date: June 15, 2022	By:	/s/ Wayde D. McMillan
Wayde D. McMillan
Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to 8-k]